Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS A 40% INCREASE IN NET INCOME FOR

THE FIRST QUARTER OF 2019

OLNEY, MARYLAND, April 18, 2019 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR), the parent company of Sandy Spring Bank, today reported net income for the first quarter of 2019 of $30.3 million ($0.85 per diluted share) compared to net income of $21.7 million ($0.61 per diluted share) for the first quarter of 2018 and net income of $25.6 million ($0.72 per diluted share) for the fourth quarter of 2018. The prior year’s first quarter’s results included the impact of $9.0 million in merger expenses associated with the acquisition of WashingtonFirst Bankshares, Inc. (“WashingtonFirst”). Exclusive of the after-tax impact of these expenses adjusted earnings per diluted share for the prior year quarter was $0.79 per share.

“In the first quarter we saw balanced results and meaningful contributions from all major business lines,” said Daniel J. Schrider, President and Chief Executive Officer. “Our strong performance reflects the coordinated approach we take to serving our clients. Our teams work across disciplines and geographic locations to address our clients’ complete financial picture. This approach distinguishes us in a highly competitive market, and it delivers results for our clients and the company.”

First Quarter Highlights:

•	Total assets grew by 5% while loans and deposits grew by 8% and 11%, respectively, compared to the prior year.

•	First quarter results reflected an annualized return on average assets of 1.49% and annualized return on average common equity of 11.46% as compared to 1.12% and 8.70% respectively for the first quarter of 2018. Exclusive of the prior year’s first quarter merger costs on an after-tax basis, the return on average assets and return on average common equity would have been 1.47% and 11.40%, respectively.

•	The net interest margin was 3.60% for the first quarter of 2019, compared to 3.58% for the first quarter of 2018 and 3.57% for the fourth quarter of 2018. Excluding recovered interest income on acquired credit impaired loans during the quarter the net interest margin would have been 3.52%. No recovered interest was recorded in the first or fourth quarter of 2018.

•	Non-interest income excluding insurance mortality proceeds and securities gains increased 6% from the prior year quarter.

•	Tangible book value increased 10% to $21.05 per share at the end of the first quarter of the current year compared to $19.12 at March 31, 2018.

•	The tangible common equity ratio increased to 9.39% at March 31, 2019 from 8.99% at March 31, 2018.

•	The Non-GAAP efficiency ratio was 51.44% for the current quarter as compared to 49.54% for the first quarter of 2018 and 51.78% for the fourth quarter of 2018.

Review of Balance Sheet and Credit Quality

Driven by loan growth, total assets grew to $8.3 billion at March 31, 2019, as compared to $7.9 billion at March 31, 2018. Total loans at March 31, 2019, were $6.6 billion compared to $6.1 billion at March 31, 2018. Deposit growth was 11% from March 31, 2018, to March 31, 2019, as interest-bearing deposits experienced 14% growth and noninterest-bearing deposits grew 3%.

Tangible common equity grew to $748 million at March 31, 2019, compared to $678 million at March 31, 2018. At March 31, 2019, the Company had a total risk-based capital ratio of 12.54%, a common equity tier 1 risk-based capital ratio of 11.19%, a tier 1 risk-based capital ratio of 11.35% and a tier 1 leverage ratio of 9.61%.

The level of non-performing loans to total loans increased to 0.61% at March 31, 2019, compared to 0.48% at March 31, 2018. At March 31, 2019, non-performing loans totaled $40.1 million, compared to $29.4 million at March 31, 2018, and $36.0 million at December 31, 2018. The growth in non-performing loans occurred as a result of modest increase in all segments of the loan portfolio, predominantly loans secured by real estate. Non-performing loans include accruing loans 90 days or more past due and restructured loans, but exclude loans that were considered non-performing from the acquired loan portfolios.

Loan charge-offs, net of recoveries, totaled $0.3 million for the first quarter of 2019 compared to $0.3 million for the first quarter of 2018. The allowance for loan losses represented 0.81% of outstanding loans and 132% of non-performing loans at March 31, 2019, compared to 0.77% of outstanding loans and 160% of non-performing loans at March 31, 2018.

Income Statement Review

Net interest income for the first quarter of 2019 increased 6% compared to the first quarter of 2018 as a result of the Company’s organic loan growth during the period which more than offset the impact of deposit growth. The net interest margin improved to 3.60% for the first quarter of 2019 compared to 3.58% for the first quarter of 2018. The first quarter of 2019 included $1.8 million in recovered interest income on acquired credit impaired loans. Excluding the recovered interest income, the first quarter’s net interest margin would have been 3.52% compared to the prior year’s margin of 3.58% which did not contain any recovered interest income.

The provision for loan losses was a credit of $0.1 million for the first quarter of 2019 compared to a charge of $2.0 million for the first quarter of 2018 and $3.4 million for the fourth quarter of 2018. The decrease in the provision for the current period compared to the prior year was primarily the result of the overall improvement in the qualitative credit metrics of the loan portfolio during the previous twelve months and lower loan growth during the current quarter.

Non-interest income was $17.0 million for the first quarter of 2019 as compared to the $17.1 million for the first quarter of 2018. The current quarter included $0.6 million in life insurance mortality proceeds compared to $1.6 million in the prior year quarter in addition to $0.1 million in securities gains. Exclusive of these proceeds and securities gains, the growth in non-interest income for the quarter was 6% or $0.9 million compared to the prior year quarter. The majority of this increase was derived from mortgage banking activities and, to a lesser extent, wealth management income and credit related fees.

Non-interest expenses decreased 11% to $44.2 million for the first quarter of 2019 compared to $49.6 million in the first quarter of 2018. The prior year’s quarter included $9.0 million in merger expenses. Exclusive of the merger expenses, non-interest expense for the current quarter increased 9% primarily due to the increase in compensation and benefit expense. This increase was the result of the combination of higher compensation expense from normal merit increases over the preceding twelve months, an increase in health care expenses experienced during the current quarter and management’s decision to increase the Company’s contribution to the employee retirement savings plan as a result of the reduction in the corporate tax rate that occurred at the end of 2017.

Explanation of Non-GAAP Financial Measures

This news release contains financial information and performance measures determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company’s management believes that the supplemental non-GAAP information provides a better comparison of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. Non-GAAP measures used in this release consist of the following:

•	Adjusted diluted earnings per share is non-GAAP in that it excludes merger expenses and other selected items, net of tax.
•	Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets.
•	The Non-GAAP efficiency ratio is non-GAAP in that it excludes amortization of intangible assets, merger expenses and securities gains and includes tax-equivalent income.

These disclosures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Please refer to the Non-GAAP Reconciliation table included with this release for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

Conference Call

The Company’s management will host a conference call to discuss its first quarter results today at 2:00 P.M. (ET). A live Webcast of the conference call is available through the Investor Relations section of the Sandy Spring Website at www.sandyspringbank.com. Participants may call 1-800-866-235-9910. A password is not necessary. Visitors to the Website are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available on the website until 9:00 am (ET) May 2, 2019. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10129889.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring Bank offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and wealth management services. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or
Philip J. Mantua, E.V.P. & Chief Financial Officer
Sandy Spring Bancorp
17801 Georgia Avenue
Olney, Maryland 20832
1-800-399-5919
Email:	DSchrider@sandyspringbank.com
PMantua@sandyspringbank.com
Website: www.sandyspringbank.com

Media Contact:
Jen Schell
301-570-8331
jschell@sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; the possibility that any of the anticipated benefits of acquisitions will not be realized or will not be realized within the expected time period; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2018, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended
	March 31,		%
(Dollars in thousands, except per share data)	2019	2018	Change
Results of Operations:
Net interest income	$66,750	$62,891	6%
Provision for loan losses	(128)	1,997	(106)
Non-interest income	16,969	17,118	(1)
Non-interest expenses	44,192	49,641	(11)
Income before income taxes	39,655	28,371	40
Net income	30,317	21,665	40

Pre-tax pre-provision pre-merger income (5)	$39,527	$39,326	1

Return on average assets	1.49%	1.12%
Return on average common equity	11.46%	8.70%
Net interest margin	3.60%	3.58%
Efficiency ratio - GAAP basis (1)	52.79%	62.04%
Efficiency ratio - Non-GAAP basis (1)	51.44%	49.54%

Per share data:
Basic net income	$0.85	$0.61	39%
Diluted net income	$0.85	$0.61	39
Average fully diluted shares	35,806,459	35,683,542	-
Dividends declared per share	$0.28	$0.26	8
Book value per share	30.82	28.61	8
Tangible book value per share (5)	21.05	19.12	10
Outstanding shares	35,557,110	35,463,269	-

Financial Condition at period-end:
Investment securities	$987,299	$1,040,339	(5)%
Loans	6,569,990	6,061,551	8
Interest-earning assets	7,648,654	7,285,731	5
Assets	8,327,900	7,894,918	5
Deposits	6,224,523	5,627,206	11
Interest-bearing liabilities	5,297,108	5,057,645	5
Stockholders' equity	1,095,848	1,014,608	8

Capital ratios:
Tier 1 leverage (4)	9.61%	9.21%
Tier 1 capital to risk-weighted assets (4)	11.35%	11.08%
Total regulatory capital to risk-weighted assets (4)	12.54%	12.27%
Common equity tier 1 capital to risk-weighted assets (4)	11.19%	10.92%
Tangible common equity to tangible assets (2)	9.39%	8.99%
Average equity to average assets	13.00%	12.88%

Credit quality ratios:
Allowance for loan losses to loans	0.81%	0.77%
Non-performing loans to total loans	0.61%	0.48%
Non-performing assets to total assets	0.50%	0.41%
Allowance for loan losses to non-performing loans	132.35%	159.67%
Annualized net charge-offs to average loans (3)	0.02%	0.02%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization and merger expenses from non-interest expense, securities gains from non-interest income and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at March 31, 2019
(5)	Represents a Non-GAAP measure.

Sandy Spring Bancorp, Inc. and Subsidiaries

RECONCILIATION TABLE - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands)	2019	2018
Pre-tax pre-provision pre-merger income:
Net income	$30,317	$21,665
Plus non-GAAP adjustment:
Merger expenses	-	8,958
Income taxes	9,338	6,706
Provision (credit) for loan losses	(128)	1,997
Pre-tax pre-provision pre-merger income	$39,527	$39,326

Efficiency ratio - GAAP basis:
Non-interest expenses	$44,192	$49,641

Net interest income plus non-interest income	$83,719	$80,009

Efficiency ratio - GAAP basis	52.79%	62.04%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$44,192	$49,641
Less non-GAAP adjustment:
Amortization of intangible assets	491	541
Merger expenses	-	8,958
Non-interest expenses - as adjusted	$43,701	$40,142

Net interest income plus non-interest income	$83,719	$80,009
Plus non-GAAP adjustment:
Tax-equivalent income	1,241	1,085
Less non-GAAP adjustments:
Securities gains	-	63
Net interest income plus non-interest income - as adjusted	$84,960	$81,031

Efficiency ratio - Non-GAAP basis	51.44%	49.54%

Supplemental Non-GAAP Performance Measurements:
Net income - GAAP	$30,317	$21,665
Add: Merger expenses - net of tax	-	6,617
Net income - Non-GAAP	$30,317	$28,283

Average fully diluted shares	35,806,459	35,683,542
Diluted net income per share - GAAP	$0.85	$0.61
Diluted net income per share - Non-GAAP	$0.85	$0.79

Tangible common equity ratio:
Total stockholders' equity	$1,095,848	$1,014,608
Accumulated other comprehensive loss	9,050	17,618
Goodwill	(347,149)	(342,907)
Other intangible assets, net	(9,297)	(11,408)
Tangible common equity	$748,452	$677,911

Total assets	$8,327,900	$7,894,918
Goodwill	(347,149)	(342,907)
Other intangible assets, net	(9,297)	(11,408)
Tangible assets	$7,971,454	$7,540,603

Tangible common equity ratio	9.39%	8.99%

Outstanding common shares	35,557,110	35,463,269
Tangible book value per common share	$21.05	$19.12

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	March 31,	December 31,	March 31,
(Dollars in thousands)	2019	2018	2018
Assets
Cash and due from banks	$67,282	$67,014	$64,064
Federal funds sold	481	609	1,407
Interest-bearing deposits with banks	65,886	33,858	153,948
Cash and cash equivalents	133,649	101,481	219,419
Residential mortgage loans held for sale (at fair value)	24,998	22,773	28,486
Investments available-for-sale (at fair value)	926,530	937,335	977,224
Other equity securities	60,769	73,389	63,115
Total loans	6,569,990	6,571,634	6,061,551
Less: allowance for loan losses	(53,089)	(53,486)	(46,931)
Net loans	6,516,901	6,518,148	6,014,620
Premises and equipment, net	61,003	61,942	60,352
Other real estate owned	1,410	1,584	2,761
Accrued interest receivable	26,182	24,609	22,383
Goodwill	347,149	347,149	342,907
Other intangible assets, net	9,297	9,788	11,408
Other assets	220,012	145,074	152,243
Total assets	$8,327,900	$8,243,272	$7,894,918

Liabilities
Noninterest-bearing deposits	$1,813,708	$1,750,319	$1,767,523
Interest-bearing deposits	4,410,815	4,164,561	3,859,683
Total deposits	6,224,523	5,914,880	5,627,206
Securities sold under retail repurchase agreements and federal funds purchased	122,626	327,429	149,323
Advances from FHLB	726,278	848,611	1,011,109
Subordinated debentures	37,389	37,425	37,530
Accrued interest payable and other liabilities	121,236	47,024	55,142
Total liabilities	7,232,052	7,175,369	6,880,310

Stockholders' Equity
Common stock — par value $1.00; shares authorized 100,000,000; shares issued and outstanding 35,557,110, 35,530,734 and 35,463,269 at March 31, 2019, December 31, 2018 and March 31, 2018, respectively	35,557	35,531	35,463
Additional paid in capital	607,479	606,573	604,399
Retained earnings	461,862	441,553	392,364
Accumulated other comprehensive loss	(9,050)	(15,754)	(17,618)
Total stockholders' equity	1,095,848	1,067,903	1,014,608
Total liabilities and stockholders' equity	$8,327,900	$8,243,272	$7,894,918

Sandy Spring Bancorp, Inc. and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands, except per share data)	2019	2018
Interest Income:
Interest and fees on loans	$80,397	$67,592
Interest on loans held for sale	192	368
Interest on deposits with banks	194	357
Interest and dividends on investment securities:
Taxable	5,685	5,102
Exempt from federal income taxes	1,710	2,072
Interest on federal funds sold	5	13
Total interest income	88,183	75,504
Interest Expense:
Interest on deposits	14,480	6,959
Interest on retail repurchase agreements and federal funds purchased	398	108
Interest on advances from FHLB	6,064	5,078
Interest on subordinated debt	491	468
Total interest expense	21,433	12,613
Net interest income	66,750	62,891
Provision (credit) for loan losses	(128)	1,997
Net interest income after provision for loan losses	66,878	60,894
Non-interest Income:
Investment securities gains	-	63
Service charges on deposit accounts	2,307	2,259
Mortgage banking activities	2,863	2,207
Wealth management income	5,236	5,061
Insurance agency commissions	1,900	1,824
Income from bank owned life insurance	1,189	2,331
Bank card fees	1,252	1,370
Other income	2,222	2,003
Total non-interest income	16,969	17,118
Non-interest Expenses:
Salaries and employee benefits	25,976	23,912
Occupancy expense of premises	5,231	4,942
Equipment expenses	2,576	2,225
Marketing	943	1,148
Outside data services	1,778	1,397
FDIC insurance	1,136	1,193
Amortization of intangible assets	491	541
Merger expenses	-	8,958
Professional fees and services	1,245	1,040
Other expenses	4,816	4,285
Total non-interest expenses	44,192	49,641
Income before income taxes	39,655	28,371
Income tax expense	9,338	6,706
Net income	$30,317	$21,665

Net Income Per Share Amounts:
Basic net income per share	$0.85	$0.61
Diluted net income per share	$0.85	$0.61
Dividends declared per share	$0.28	$0.26

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2019	2018
(Dollars in thousands, except per share data)	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$89,424	$86,839	$85,595	$79,774	$76,589
Interest expense	21,433	19,462	16,783	14,779	12,613
Tax-equivalent net interest income	67,991	67,377	68,812	64,995	63,976
Tax-equivalent adjustment	1,241	1,232	1,221	1,177	1,085
Provision (credit) for loan losses	(128)	3,403	1,890	1,733	1,997
Non-interest income	16,969	14,030	15,033	14,868	17,118
Non-interest expenses	44,192	42,667	42,393	45,082	49,641
Income before income taxes	39,655	34,105	38,341	31,871	28,371
Income tax expense	9,338	8,539	9,107	7,472	6,706
Net income	$30,317	$25,566	$29,234	$24,399	$21,665
Financial Performance:
Pre-tax pre-provision pre-merger income	$39,527	$37,508	$40,811	$35,832	$39,326
Return on average assets	1.49%	1.25%	1.45%	1.23%	1.12%
Return on average common equity	11.46%	9.70%	11.26%	9.66%	8.70%
Net interest margin	3.60%	3.57%	3.71%	3.56%	3.58%
Efficiency ratio - GAAP basis (1)	52.79%	53.22%	51.31%	57.29%	62.04%
Efficiency ratio - Non-GAAP basis (1)	51.44%	51.78%	49.27%	52.98%	49.54%
Per Share Data:
Basic net income per share	$0.85	$0.72	$0.82	$0.68	$0.61
Diluted net income per share	$0.85	$0.72	$0.82	$0.68	$0.61
Average fully diluted shares	35,806,459	35,747,478	35,744,085	35,743,927	35,683,542
Dividends declared per common share	$0.28	$0.28	$0.28	$0.28	$0.26
Non-interest Income:
Securities gains	$-	$45	$82	$-	$63
Service charges on deposit accounts	2,307	2,459	2,316	2,290	2,259
Mortgage banking activities	2,863	1,130	1,672	2,064	2,207
Wealth management income	5,236	5,492	5,344	5,387	5,061
Insurance agency commissions	1,900	1,138	2,016	1,180	1,824
Income from bank owned life insurance	1,189	663	663	670	2,331
Bank card fees	1,252	1,368	1,436	1,393	1,370
Other income	2,222	1,735	1,504	1,884	2,003
Total Non-interest Income	$16,969	$14,030	$15,033	$14,868	$17,118
Non-interest Expense:
Salaries and employee benefits	$25,976	$23,934	$24,488	$24,664	$23,912
Occupancy expense of premises	5,231	4,413	4,355	4,642	4,942
Equipment expenses	2,576	2,426	2,441	2,243	2,225
Marketing	943	1,061	770	945	1,148
Outside data services	1,778	1,763	1,736	1,707	1,397
FDIC insurance	1,136	1,255	1,257	1,390	1,193
Amortization of intangible assets	491	540	540	541	541
Merger expenses	-	-	580	2,228	8,958
Professional fees and services	1,245	1,966	1,351	1,699	1,040
Other expenses	4,816	5,309	4,875	5,023	4,285
Total Non-interest Expense	$44,192	$42,667	$42,393	$45,082	$49,641

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization and merger expenses from non-interest expense, securities gains from non-interest income and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries

HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2019	2018
(Dollars in thousands)	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$1,249,968	$1,228,247	$1,181,427	$1,106,674	$992,287
Residential construction loans	176,388	186,785	188,779	197,372	215,445
Commercial AD&C loans	688,939	681,201	631,589	609,266	564,871
Commercial investor real estate loans	1,962,879	1,958,395	1,924,397	1,923,827	1,928,439
Commercial owner occupied real estate loans	1,216,713	1,202,903	1,201,673	1,184,421	1,174,739
Commercial business loans	769,660	796,264	738,083	702,939	652,797
Consumer loans	505,443	517,839	523,011	525,574	532,973
Total loans	6,569,990	6,571,634	6,388,959	6,250,073	6,061,551
Allowance for loan losses	(53,089)	(53,486)	(50,409)	(48,493)	(46,931)
Loans held for sale	24,998	22,773	31,581	40,000	28,486
Investment securities	987,299	1,010,724	992,797	1,017,274	1,040,339
Interest-earning assets	7,648,654	7,639,598	7,428,534	7,532,664	7,285,731
Total assets	8,327,900	8,243,272	8,034,565	8,152,600	7,894,918
Noninterest-bearing demand deposits	1,813,708	1,750,319	1,902,537	1,910,690	1,767,523
Total deposits	6,224,523	5,914,880	5,898,394	5,837,826	5,627,206
Customer repurchase agreements	122,626	137,429	142,669	139,647	149,323
Total interest-bearing liabilities	5,297,108	5,378,026	5,042,431	5,168,055	5,057,645
Total stockholders' equity	1,095,848	1,067,903	1,042,716	1,026,349	1,014,608
Quarterly Average Balance Sheets:
Residential mortgage loans	$1,230,319	$1,188,135	$1,122,946	$1,034,062	$1,117,478
Residential construction loans	189,720	202,710	215,578	223,171	193,327
Commercial AD&C loans	676,205	647,115	632,354	576,076	582,876
Commercial investor real estate loans	1,964,699	1,936,936	1,905,427	1,924,759	1,988,340
Commercial owner occupied real estate loans	1,207,799	1,196,506	1,190,865	1,184,409	940,065
Commercial business loans	780,318	751,754	700,791	666,280	657,372
Consumer loans	515,644	522,453	524,605	531,965	538,198
Total loans	6,564,704	6,445,609	6,292,566	6,140,722	6,017,656
Loans held for sale	17,846	21,923	29,939	25,403	35,768
Investment securities	1,010,940	986,146	996,365	1,028,306	1,062,325
Interest-earning assets	7,627,187	7,495,338	7,372,536	7,311,272	7,212,878
Total assets	8,258,116	8,104,916	7,986,525	7,926,735	7,841,611
Noninterest-bearing demand deposits	1,682,720	1,766,672	1,822,931	1,796,644	1,651,258
Total deposits	5,952,942	5,822,580	5,783,992	5,657,420	5,489,715
Customer repurchase agreements	129,059	146,637	139,809	148,539	136,694
Total interest-bearing liabilities	5,403,946	5,230,254	5,076,717	5,058,016	5,116,904
Total stockholders' equity	1,073,291	1,045,378	1,030,167	1,013,081	1,010,106
Financial Measures:
Average equity to average assets	13.00%	12.90%	12.90%	12.78%	12.88%
Investment securities to earning assets	12.91%	13.23%	13.36%	13.50%	14.28%
Loans to earning assets	85.90%	86.02%	86.01%	82.97%	83.20%
Loans to assets	78.89%	79.72%	79.52%	76.66%	76.78%
Loans to deposits	105.55%	111.10%	108.32%	107.06%	107.72%
Capital Measures:
Tier 1 leverage (1)	9.61%	9.50%	9.46%	9.27%	9.21%
Tier 1 capital to risk-weighted assets (1)	11.35%	11.06%	11.18%	11.01%	11.08%
Total regulatory capital to risk-weighted assets (1)	12.54%	12.26%	12.38%	12.19%	12.27%
Common equity tier 1 capital to risk-weighted assets (1)	11.19%	10.90%	11.02%	10.85%	10.92%
Book value per share	$30.82	$30.06	$29.35	$28.90	$28.61
Outstanding shares	35,557,110	35,530,734	35,521,541	35,511,943	35,463,269

(1)	Estimated ratio at March 31, 2019

Sandy Spring Bancorp, Inc. and Subsidiaries

LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2019	2018
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans 90 days past due:
Commercial business	$-	$49	$150	$6	$-
Commercial real estate:
Commercial AD&C	-	-	1,261	-	-
Commercial investor real estate	-	-	-	-	-
Commercial owner occupied real estate	90	-	13	112	-
Consumer	-	219	563	-	126
Residential real estate:
Residential mortgage	221	221	-	-	-
Residential construction	-	-	-	-	-
Total loans 90 days past due	311	489	1,987	118	126
Non-accrual loans:
Commercial business	8,013	7,086	6,352	6,883	6,634
Commercial real estate:
Commercial AD&C	3,306	3,306	136	136	136
Commercial investor real estate	6,071	5,355	5,861	5,878	5,813
Commercial owner occupied real estate	5,992	4,234	3,352	3,440	3,524
Consumer	4,081	4,107	4,098	4,298	3,244
Residential real estate:
Residential mortgage	9,704	9,336	9,134	6,251	7,063
Residential construction	156	159	163	168	174
Total non-accrual loans	37,323	33,583	29,096	27,054	26,588
Total restructured loans - accruing	2,479	1,942	2,224	1,663	2,678
Total non-performing loans	40,113	36,014	33,307	28,835	29,392
Other assets and real estate owned (OREO)	1,410	1,584	2,118	2,361	2,761
Total non-performing assets	$41,523	$37,598	$35,425	$31,196	$32,153

	For the Quarter Ended,
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2019	2018	2018	2018	2018
Analysis of Non-accrual Loan Activity:
Balance at beginning of period	$33,583	$29,096	$27,054	$26,588	$26,336
Non-accrual balances transferred to OREO	-	-	-	-	(289)
Non-accrual balances charged-off	(227)	(360)	(91)	(144)	(411)
Net payments or draws	(1,786)	(1,126)	(1,777)	(1,635)	(357)
Loans placed on non-accrual	6,202	5,973	4,193	2,245	1,309
Non-accrual loans brought current	(449)	-	(283)	-	-
Balance at end of period	$37,323	$33,583	$29,096	$27,054	$26,588

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$53,486	$50,409	$48,493	$46,931	$45,257
Provision (credit) for loan losses	(128)	3,403	1,890	1,733	1,997
Less loans charged-off, net of recoveries:
Commercial business	7	(9)	(49)	(73)	322
Commercial real estate:
Commercial AD&C	-	-	-	-	(62)
Commercial investor real estate	(7)	109	(49)	(8)	(8)
Commercial owner occupied real estate	-	-	-	-	-
Consumer	182	45	85	244	99
Residential real estate:
Residential mortgage	89	183	(11)	13	(22)
Residential construction	(2)	(2)	(2)	(5)	(6)
Net charge-offs/ (recoveries)	269	326	(26)	171	323
Balance at end of period	$53,089	$53,486	$50,409	$48,493	$46,931

Asset Quality Ratios:
Non-performing loans to total loans	0.61%	0.55%	0.52%	0.46%	0.48%
Non-performing assets to total assets	0.50%	0.46%	0.44%	0.38%	0.41%
Allowance for loan losses to loans	0.81%	0.81%	0.79%	0.78%	0.77%
Allowance for loan losses to non-performing loans	132.35%	148.51%	151.35%	168.17%	159.67%
Annualized net charge-offs to average loans	0.02%	0.02%	0.00%	0.01%	0.02%

Sandy Spring Bancorp, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended March 31,
	2019			2018
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$1,230,319	$11,788	3.83%	$1,117,478	$10,381	3.72%
Residential construction loans	189,720	1,963	4.20	193,327	1,844	3.87
Total mortgage loans	1,420,039	13,751	3.88	1,310,805	12,225	3.74
Commercial AD&C loans	676,205	9,880	5.93	582,876	8,136	5.66
Commercial investor real estate loans	1,964,699	25,729	5.31	1,988,340	23,428	4.78
Commercial owner occupied real estate loans	1,207,799	14,386	4.83	940,065	10,578	4.56
Commercial business loans	780,318	10,808	5.62	657,372	8,049	4.97
Total commercial loans	4,629,021	60,803	5.33	4,168,653	50,191	4.88
Consumer loans	515,644	6,330	4.98	538,198	5,546	4.24
Total loans (2)	6,564,704	80,884	4.99	6,017,656	67,962	4.57
Loans held for sale	17,846	192	4.31	35,768	368	4.12
Taxable securities	768,658	5,976	3.11	761,392	5,267	2.77
Tax-exempt securities (3)	242,282	2,173	3.59	300,933	2,622	3.49
Total investment securities (4)	1,010,940	8,149	3.23	1,062,325	7,889	2.97
Interest-bearing deposits with banks	33,068	194	2.38	93,241	357	1.55
Federal funds sold	629	5	3.33	3,888	13	1.32
Total interest-earning assets	7,627,187	89,424	4.74	7,212,878	76,589	4.29

Less: allowance for loan losses	(53,095)			(45,673)
Cash and due from banks	62,478			76,965
Premises and equipment, net	61,722			60,143
Other assets	559,824			537,298
Total assets	$8,258,116			$7,841,611

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$709,844	300	0.17%	$758,305	204	0.11%
Regular savings deposits	331,473	93	0.11	468,651	301	0.26
Money market savings deposits	1,658,628	6,307	1.54	1,380,380	3,127	0.92
Time deposits	1,570,277	7,780	2.01	1,231,121	3,327	1.10
Total interest-bearing deposits	4,270,222	14,480	1.38	3,838,457	6,959	0.74
Other borrowings	170,660	398	0.95	139,610	108	0.31
Advances from FHLB	925,652	6,064	2.66	1,101,282	5,078	1.87
Subordinated debentures	37,412	491	5.25	37,555	468	4.99
Total interest-bearing liabilities	5,403,946	21,433	1.61	5,116,904	12,613	1.00

Noninterest-bearing demand deposits	1,682,720			1,651,258
Other liabilities	98,159			63,343
Stockholders' equity	1,073,291			1,010,106
Total liabilities and stockholders' equity	$8,258,116			$7,841,611

Net interest income and spread		$67,991	3.13%		$63,976	3.29%
Less: tax-equivalent adjustment		1,241			1,085
Net interest income		$66,750			$62,891

Interest income/earning assets			4.74%			4.29%
Interest expense/earning assets			1.14			0.71
Net interest margin			3.60%			3.58%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 26.13% for 2019 and 2018. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.2 million and $1.1 million in 2019 and 2018, respectively.
(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.
(4)	Investments available-for-sale are presented at amortized cost.